N / E / W / S R / E / L / E / A / S / E

July 26, 2021

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES SECOND QUARTER 2021 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported second quarter 2021 net income of $55.6 million compared to $33 million during the same period in 2020. Earnings per share for the period totaled $1.03 per share compared to the second quarter of 2020 result of $.62 per share. Year-to-date net income totaled $105 million compared to $67.3 million during the six months ended June 30, 2020. Year-to-date earnings per share totaled $1.94 compared to $1.24 during the same period in 2020.

Total assets equaled $14.9 billion as of the quarter-ended June 30, 2021 and loans totaled $9.1 billion. The Corporation experienced organic loan growth of $289.6 million, or 3.4 percent during the last twelve months, offset by the forgiveness of Paycheck Protection Program (“PPP”) loans which accounted for a decline of $466.9 million. As a result, the loan portfolio decreased by $177.3 million, or 1.9 percent, during that period. Organic loan growth, on an annualized basis, was 6.7 percent in the second quarter 2021. Investments increased $1.4 billion, or 48.7 percent, during the last twelve months and now total $4.1 billion. Total deposits equaled $12.2 billion as of quarter-end and increased by $1.2 billion, or 11.3 percent, from the same period in 2020.
The Corporation’s Allowance for Credit Losses – Loans totaled $199.8 million as of quarter-end, or 2.19% of total loans. Net charge-offs for the quarter totaled $1.3 million and no provision expense was recorded. Provision expense taken during the three and six months ended June 30, 2020 of $21.9 million and $41.6 million, respectively, reflected our view of increased credit risk related to the COVID-19 pandemic. Non-accrual loans as of quarter-end totaled $57.6 million.

Mark Hardwick, Chief Executive Officer, stated, “Our management team is pleased with our record setting second quarter net income. It’s very satisfying to achieve great financial results while serving our clients and communities. Our healthy levels of loan growth, earning asset growth, credit quality, capital levels and efficiency will lead us into the future. I am proud of our teammates for staying focused on our goals and continuously finding ways to win for our stakeholders.”

Net-interest income for the quarter totaled $104.3 million, an increase of $11.2 million from the second quarter of 2020, or 12.1 percent. Net interest margin, on a tax equivalent basis, totaling 3.22 percent, increased by 3 basis points compared to the second quarter of 2020. Yields on earning assets for the second quarter totaled 3.49 percent and cost of supporting liabilities totaled 27 basis points. Fair value accretion contributed less to margin as it accounted for 7 basis points in the second quarter of 2021, compared to 12 basis points in the second quarter of 2020. PPP loans contributed 15 basis points to margin during the second quarter of 2021, but subtracted 6 basis points from margin in the same quarter of 2020.

Non-interest income totaled $30.9 million for the quarter, a $4.4 million increase over the second quarter of 2020. Gains from the sale of mortgage loans were exceptionally strong and enhanced by a large portfolio mortgage loan sale contributing a gain of $2.9 million during the quarter. Fiduciary and wealth management fees increased $1.9 million over the second quarter of 2020, which was offset by a decline in card payment fees due to the adoption of the Durbin Amendment. Non-interest expense totaled $69.3 million for the quarter compared to $60 million in the second quarter of 2020 and $66.1 million in the first quarter of 2021. Total expenses in the second quarter of 2020 were unusually low and reflected a $2.3 million deferral of salary expense related to PPP loan originations, a $1.1 million reduction in bonus accruals and a $1.6 million decrease in processing fees related to termination of a debit card rewards program. Total expenses increased on a linked quarter basis primarily due to increased salaries and incentives.

The loan to deposit ratio now totals 74.9 percent and loan to asset ratio totals 61.3 percent. As of June 30, 2021, the Corporation’s total risk-based capital ratio equaled 14.23 percent, the common equity tier 1 capital ratio equaled 11.94 percent, and the tangible common equity ratio totaled 9.04 percent. These ratios continue to reflect the Corporation’s strong liquidity and capital positions.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (ET) on Monday, July 26, 2021.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's second quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until August 26, 2021. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, Canada participants should dial 855-669-9658, or for International participants, dial +1 412-317-0088. The replay access code is 10157361.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme210726.html during the time of the call. A replay of the web cast will be available until July 26, 2022.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2021	2020
ASSETS
Cash and cash equivalents	$167,596	$229,759
Interest-bearing deposits	438,863	380,021
Investment securities, net of allowance for credit losses of $245,000 and $0	4,148,314	2,789,379
Loans held for sale	18,582	901
Loans	9,121,250	9,298,541
Less: Allowance for credit losses - loans	(199,775)	(121,119)
Net loans	8,921,475	9,177,422
Premises and equipment	103,822	112,548
Federal Home Loan Bank stock	28,736	28,736
Interest receivable	54,173	57,063
Goodwill and other intangibles	573,786	575,855
Cash surrender value of life insurance	294,462	290,715
Other real estate owned	601	7,367
Tax asset, deferred and receivable	36,924	13,126
Other assets	135,763	156,486
TOTAL ASSETS	$14,923,097	$13,819,378
LIABILITIES
Deposits:
Noninterest-bearing	$2,479,853	$2,260,351
Interest-bearing	9,723,547	8,705,637
Total Deposits	12,203,400	10,965,988
Borrowings:
Securities sold under repurchase agreements	146,904	181,150
Federal Home Loan Bank advances	334,243	400,817
Subordinated debentures and other borrowings	118,498	285,197
Total Borrowings	599,645	867,164
Interest payable	2,929	5,587
Other liabilities	245,323	171,544
Total Liabilities	13,051,297	12,010,283
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 53,972,386 and 53,795,500 shares	6,747	6,724
Additional paid-in capital	1,009,182	1,002,962
Retained earnings	795,666	735,439
Accumulated other comprehensive income	60,080	63,845
Total Stockholders' Equity	1,871,800	1,809,095
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$14,923,097	$13,819,378

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2021	2020	2021	2020
INTEREST INCOME
Loans receivable:
Taxable	$87,002	$87,312	$172,107	$183,964
Tax-exempt	5,545	5,359	10,884	10,674
Investment securities:
Taxable	7,440	6,147	14,135	13,778
Tax-exempt	13,071	10,019	25,456	19,354
Deposits with financial institutions	129	134	243	709
Federal Home Loan Bank stock	88	281	266	580
Total Interest Income	113,275	109,252	223,091	229,059
INTEREST EXPENSE
Deposits	5,823	12,707	12,023	34,455
Federal funds purchased	2	2	4	113
Securities sold under repurchase agreements	75	92	162	444
Federal Home Loan Bank advances	1,452	1,794	2,894	3,568
Subordinated debentures and other borrowings	1,659	1,639	3,316	3,584
Total Interest Expense	9,011	16,234	18,399	42,164
NET INTEREST INCOME	104,264	93,018	204,692	186,895
Provision for credit losses - loans	—	21,895	—	41,647
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	104,264	71,123	204,692	145,248
OTHER INCOME
Service charges on deposit accounts	5,596	4,312	10,860	10,282
Fiduciary and wealth management fees	7,510	5,601	13,932	11,586
Card payment fees	4,159	6,097	8,526	12,004
Net gains and fees on sales of loans	8,325	3,674	12,311	7,037
Derivative hedge fees	943	1,042	1,260	2,981
Other customer fees	368	333	736	731
Earnings on cash surrender value of life insurance	1,205	1,326	2,541	2,686
Net realized gains on sales of available for sale securities	1,761	3,068	3,560	7,680
Other income	1,017	1,028	1,249	1,293
Total Other Income	30,884	26,481	54,975	56,280
OTHER EXPENSES
Salaries and employee benefits	42,438	35,698	81,249	74,941
Net occupancy	5,615	5,447	12,106	11,248
Equipment	4,848	4,489	9,878	8,833
Marketing	1,122	2,092	2,246	3,535
Outside data processing fees	4,698	2,618	8,942	6,817
Printing and office supplies	313	279	596	666
Intangible asset amortization	1,464	1,511	2,821	3,025
FDIC assessments	1,461	1,472	2,829	2,995
Other real estate owned and foreclosure expenses	178	684	912	1,189
Professional and other outside services	2,976	1,553	5,519	3,811
Other expenses	4,182	4,146	8,295	9,100
Total Other Expenses	69,295	59,989	135,393	126,160
INCOME BEFORE INCOME TAX	65,853	37,615	124,274	75,368
Income tax expense	10,294	4,623	19,246	8,113
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$55,559	$32,992	$105,028	$67,255
Per Share Data:
Basic Net Income Available to Common Stockholders	$1.03	$0.62	$1.95	$1.24
Diluted Net Income Available to Common Stockholders	$1.03	$0.62	$1.94	$1.24
Cash Dividends Paid	$0.29	$0.26	$0.55	$0.52
Average Diluted Shares Outstanding (in thousands)	54,184	53,943	54,159	54,430

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
NET CHARGE-OFFS	$1,307	$230	$4,928	$812

AVERAGE BALANCES:
Total Assets	$14,758,597	$13,655,322	$14,503,087	$13,114,280
Total Loans	9,282,524	9,180,610	9,259,600	8,853,591
Total Earning Assets	13,558,956	12,187,442	13,292,617	11,739,936
Total Deposits	12,125,153	10,789,909	11,848,075	10,338,091
Total Stockholders' Equity	1,846,037	1,795,509	1,843,250	1,805,963

FINANCIAL RATIOS:
Return on Average Assets	1.51%	0.97%	1.45%	1.03%
Return on Average Stockholders' Equity	12.04	7.35	11.40	7.45
Return on Average Common Stockholders' Equity	12.04	7.35	11.40	7.45
Average Earning Assets to Average Assets	91.87	89.25	91.65	89.52
Allowance for Credit Losses - Loans as % of Total Loans	2.19	1.30	2.19	1.30
Net Charge-offs as % of Average Loans (Annualized)	0.06	0.01	0.11	0.02
Average Stockholders' Equity to Average Assets	12.51	13.15	12.71	13.77
Tax Equivalent Yield on Average Earning Assets	3.49	3.72	3.51	4.04
Interest Expense/Average Earning Assets	0.27	0.53	0.28	0.72
Net Interest Margin (FTE) on Average Earning Assets	3.22	3.19	3.23	3.32
Efficiency Ratio	48.91	47.95	49.54	50.09
Tangible Common Book Value Per Share	$24.15	$23.04	$24.15	$23.04

NON-PERFORMING ASSETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Non-Accrual Loans	$57,556	$57,923	$61,471	$56,739	$50,102
Renegotiated Loans	629	655	3,240	2,677	1,086
Non-Performing Loans (NPL)	58,185	58,578	64,711	59,416	51,188
Other Real Estate Owned and Repossessions	601	604	940	6,984	7,409
Non-Performing Assets (NPA)	58,786	59,182	65,651	66,400	58,597
90+ Days Delinquent	183	1,093	746	1,330	4,981
NPAs & 90 Day Delinquent	$58,969	$60,275	$66,397	$67,730	$63,578

Allowance for Credit Losses - Loans	$199,775	$201,082	$130,648	$126,726	$121,119
Quarterly Net Charge-offs	1,307	3,621	560	6,937	230
NPAs / Actual Assets %	0.39%	0.40%	0.47%	0.48%	0.42%
NPAs & 90 Day / Actual Assets %	0.40%	0.41%	0.47%	0.49%	0.46%
NPAs / Actual Loans and OREO %	0.64%	0.63%	0.71%	0.72%	0.63%
Allowance for Credit Losses - Loans / Actual Loans (%)	2.19%	2.16%	1.41%	1.37%	1.30%
Net Charge-offs as % of Average Loans (Annualized)	0.06%	0.16%	0.02%	0.30%	0.01%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
ASSETS
Cash and cash equivalents	$167,596	$187,901	$192,896	$164,632	$229,759
Interest-bearing deposits	438,863	392,806	392,305	273,936	380,021
Investment securities, net of allowance for credit losses	4,148,314	3,700,857	3,146,787	2,933,286	2,789,379
Loans held for sale	18,582	4,430	3,966	3,183	901
Loans	9,121,250	9,318,228	9,243,174	9,243,833	9,298,541
Less: Allowance for credit losses - loans	(199,775)	(201,082)	(130,648)	(126,726)	(121,119)
Net loans	8,921,475	9,117,146	9,112,526	9,117,107	9,177,422
Premises and equipment	103,822	109,432	111,062	112,959	112,548
Federal Home Loan Bank stock	28,736	28,736	28,736	28,736	28,736
Interest receivable	54,173	54,662	53,948	52,992	57,063
Goodwill and other intangibles	573,786	571,536	572,893	574,369	575,855
Cash surrender value of life insurance	294,462	293,766	292,745	291,543	290,715
Other real estate owned	601	604	940	6,942	7,367
Tax asset, deferred and receivable	36,924	40,163	12,340	21,762	13,126
Other assets	135,763	127,027	146,066	155,903	156,486
TOTAL ASSETS	$14,923,097	$14,629,066	$14,067,210	$13,737,350	$13,819,378
LIABILITIES
Deposits:
Noninterest-bearing	$2,479,853	$2,494,891	$2,298,138	$2,187,607	$2,260,351
Interest-bearing	9,723,547	9,456,889	9,063,472	8,718,546	8,705,637
Total Deposits	12,203,400	11,951,780	11,361,610	10,906,153	10,965,988
Borrowings:
Federal funds purchased	—	—	—	80,000	—
Securities sold under repurchase agreements	146,904	185,721	177,102	187,732	181,150
Federal Home Loan Bank advances	334,243	359,337	389,430	399,522	400,817
Subordinated debentures and other borrowings	118,498	118,439	118,380	118,320	285,197
Total Borrowings	599,645	663,497	684,912	785,574	867,164
Interest payable	2,929	4,020	3,287	5,038	5,587
Other liabilities	245,323	203,913	141,756	206,929	171,544
Total Liabilities	13,051,297	12,823,210	12,191,565	11,903,694	12,010,283
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,747	6,744	6,740	6,736	6,724
Additional paid-in capital	1,009,182	1,007,300	1,005,366	1,003,777	1,002,962
Retained earnings	795,666	755,877	788,578	757,550	735,439
Accumulated other comprehensive income	60,080	35,810	74,836	65,468	63,845
Total Stockholders' Equity	1,871,800	1,805,856	1,875,645	1,833,656	1,809,095
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$14,923,097	$14,629,066	$14,067,210	$13,737,350	$13,819,378

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
INTEREST INCOME
Loans receivable:
Taxable	$87,002	$85,105	$90,138	$84,162	$87,312
Tax-exempt	5,545	5,339	5,414	5,395	5,359
Investment securities:
Taxable	7,440	6,695	5,263	5,399	6,147
Tax-exempt	13,071	12,385	12,056	10,931	10,019
Deposits with financial institutions	129	114	139	90	134
Federal Home Loan Bank stock	88	178	214	248	281
Total Interest Income	113,275	109,816	113,224	106,225	109,252
INTEREST EXPENSE
Deposits	5,823	6,200	7,509	9,776	12,707
Federal funds purchased	2	2	2	5	2
Securities sold under repurchase agreements	75	87	77	83	92
Federal Home Loan Bank advances	1,452	1,442	1,656	1,749	1,794
Subordinated debentures and other borrowings	1,659	1,657	1,669	1,691	1,639
Total Interest Expense	9,011	9,388	10,913	13,304	16,234
NET INTEREST INCOME	104,264	100,428	102,311	92,921	93,018
Provision for credit losses - loans	—	—	4,482	12,544	21,895
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	104,264	100,428	97,829	80,377	71,123
OTHER INCOME
Service charges on deposit accounts	5,596	5,264	5,508	5,209	4,312
Fiduciary and wealth management fees	7,510	6,422	6,251	5,910	5,601
Card payment fees	4,159	4,367	3,502	3,996	6,097
Net gains and fees on sales of loans	8,325	3,986	5,393	5,841	3,674
Derivative hedge fees	943	317	2,281	1,715	1,042
Other customer fees	368	368	394	372	333
Earnings on cash surrender value of life insurance	1,205	1,336	1,283	1,171	1,326
Net realized gains on sales of available for sale securities	1,761	1,799	2,398	1,817	3,068
Other income	1,017	232	473	132	1,028
Total Other Income	30,884	24,091	27,483	26,163	26,481
OTHER EXPENSES
Salaries and employee benefits	42,438	38,811	41,809	39,187	35,698
Net occupancy	5,615	6,491	9,653	5,855	5,447
Equipment	4,848	5,030	5,555	4,956	4,489
Marketing	1,122	1,124	1,763	1,311	2,092
Outside data processing fees	4,698	4,244	3,839	3,776	2,618
Printing and office supplies	313	283	307	331	279
Intangible asset amortization	1,464	1,357	1,476	1,486	1,511
FDIC assessments	1,461	1,368	1,560	1,249	1,472
Other real estate owned and foreclosure expenses	178	734	(1,576)	717	684
Professional and other outside services	2,976	2,543	2,836	2,254	1,553
Other expenses	4,182	4,113	5,314	3,587	4,146
Total Other Expenses	69,295	66,098	72,536	64,709	59,989
INCOME BEFORE INCOME TAX	65,853	58,421	52,776	41,831	37,615
Income tax expense	10,294	8,952	7,641	5,621	4,623
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$55,559	$49,469	$45,135	$36,210	$32,992

Per Share Data:
Basic Net Income Available to Common Stockholders	$1.03	$0.92	$0.83	$0.67	$0.62
Diluted Net Income Available to Common Stockholders	$1.03	$0.91	$0.83	$0.67	$0.62
Cash Dividends Paid	$0.29	$0.26	$0.26	$0.26	$0.26
Average Diluted Shares Outstanding (in thousands)	54,184	54,134	54,050	53,971	53,943
FINANCIAL RATIOS:
Return on Average Assets	1.51%	1.39%	1.29%	1.06%	0.97%
Return on Average Stockholders' Equity	12.04	10.75	9.72	7.91	7.35
Return on Average Common Stockholders' Equity	12.04	10.75	9.72	7.91	7.35
Average Earning Assets to Average Assets	91.87	91.43	90.66	90.34	89.25
Allowance for Credit Losses - Loans as % of Total Loans	2.19	2.16	1.41	1.37	1.30
Net Charge-offs as % of Average Loans (Annualized)	0.06	0.16	0.02	0.30	0.01
Average Stockholders' Equity to Average Assets	12.51	12.92	13.29	13.41	13.15
Tax Equivalent Yield on Average Earning Assets	3.49	3.52	3.72	3.58	3.72
Interest Expense/Average Earning Assets	0.27	0.29	0.34	0.43	0.53
Net Interest Margin (FTE) on Average Earning Assets	3.22	3.23	3.38	3.15	3.19
Efficiency Ratio	48.91	50.23	55.01	51.40	47.95
Tangible Common Book Value Per Share	$24.15	$22.98	$24.27	$23.48	$23.04

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Commercial and industrial loans	$2,671,076	$2,876,212	$2,776,699	$2,875,331	$2,898,329
Agricultural land, production and other loans to farmers	235,020	245,631	281,884	301,192	316,815
Real estate loans:
Construction	491,200	541,224	484,723	622,084	640,560
Commercial real estate, non-owner occupied	2,263,497	2,178,832	2,220,949	2,098,589	2,097,767
Commercial real estate, owner occupied	953,501	950,038	958,501	931,815	919,254
Residential	1,127,442	1,239,925	1,234,741	1,146,406	1,145,187
Home equity	489,997	482,229	508,259	527,458	532,314
Individuals' loans for household and other personal expenditures	130,819	126,387	129,479	125,411	123,611
Public finance and other commercial loans	758,698	677,750	647,939	615,547	624,704
Loans	9,121,250	9,318,228	9,243,174	9,243,833	9,298,541
Allowance for credit losses - loans	(199,775)	(201,082)	(130,648)	(126,726)	(121,119)
NET LOANS	$8,921,475	$9,117,146	$9,112,526	$9,117,107	$9,177,422

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Demand deposits	$7,261,603	$7,245,850	$6,821,152	$6,279,554	$6,288,360
Savings deposits	4,157,552	3,857,624	3,661,713	3,518,286	3,278,156
Certificates and other time deposits of $100,000 or more	304,394	332,745	346,194	467,610	607,474
Other certificates and time deposits	423,922	449,655	459,168	542,919	669,119
Brokered deposits	55,929	65,906	73,383	97,784	122,879
TOTAL DEPOSITS	$12,203,400	$11,951,780	$11,361,610	$10,906,153	$10,965,988

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	June 30, 2021			June 30, 2020
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$545,752	$129	0.09%	$378,489	$134	0.14%
Federal Home Loan Bank stock	28,736	88	1.22	28,736	281	3.91
Investment Securities: (1)
Taxable	1,732,367	7,440	1.72	1,282,080	6,147	1.92
Tax-Exempt (2)	1,969,577	16,546	3.36	1,317,527	12,682	3.85
Total Investment Securities	3,701,944	23,986	2.59	2,599,607	18,829	2.90
Loans held for sale	25,039	237	3.79	12,630	131	4.15
Loans: (3)
Commercial	6,953,227	70,886	4.08	6,890,010	69,463	4.03
Real Estate Mortgage	912,662	9,488	4.16	887,257	10,122	4.56
Installment	659,515	6,391	3.88	724,165	7,596	4.20
Tax-Exempt (2)	732,081	7,019	3.84	666,548	6,784	4.07
Total Loans	9,282,524	94,021	4.05	9,180,610	94,096	4.10
Total Earning Assets	13,558,956	118,224	3.49%	12,187,442	113,340	3.72%
Net unrealized gain (loss) on securities available for sale	44,250			56,807
Allowance for credit losses	(201,051)			(106,858)
Cash and cash equivalents	171,489			303,491
Premises and equipment	107,369			113,528
Other assets	1,077,584			1,100,912
Total Assets	$14,758,597			$13,655,322
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$4,745,181	$3,560	0.30%	$3,951,819	$4,186	0.42%
Money market deposits	2,337,143	796	0.14	1,673,104	1,696	0.41
Savings deposits	1,740,233	462	0.11	1,521,312	596	0.16
Certificates and other time deposits	812,370	1,005	0.49	1,498,002	6,229	1.66
Total Interest-bearing Deposits	9,634,927	5,823	0.24	8,644,237	12,707	0.59
Borrowings	644,702	3,188	1.98	909,258	3,527	1.55
Total Interest-bearing Liabilities	10,279,629	9,011	0.35	9,553,495	16,234	0.68
Noninterest-bearing deposits	2,490,226			2,145,672
Other liabilities	142,705			160,646
Total Liabilities	12,912,560			11,859,813
Stockholders' Equity	1,846,037			1,795,509
Total Liabilities and Stockholders' Equity	$14,758,597	9,011		$13,655,322	16,234
Net Interest Income (FTE)		$109,213			$97,106
Net Interest Spread (FTE) (4)			3.14%			3.04%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.49%			3.72%
Interest Expense / Average Earning Assets			0.27%			0.53%
Net Interest Margin (FTE) (5)			3.22%			3.19%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2021 and 2020. These totals equal $4,949 and $4,088 for the three months ended June 30, 2021 and 2020, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Six Months Ended
	June 30, 2021			June 30, 2020
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$493,791	$243	0.10%	$269,174	$709	0.53%
Federal Home Loan Bank stock	28,736	266	1.85	28,736	580	4.04
Investment Securities: (1)
Taxable	1,613,847	14,135	1.75	1,325,313	13,778	2.08
Tax-Exempt (2)	1,896,643	32,223	3.40	1,263,122	24,499	3.88
Total Investment Securities	3,510,490	46,358	2.64	2,588,435	38,277	2.96
Loans held for sale	20,572	393	3.82	14,924	324	4.34
Loans: (3)
Commercial	6,915,234	140,060	4.05	6,562,673	146,415	4.46
Real Estate Mortgage	943,830	18,774	3.98	878,956	20,524	4.67
Installment	666,870	12,880	3.86	741,889	16,701	4.50
Tax-Exempt (2)	713,094	13,777	3.86	655,149	13,511	4.12
Total Loans	9,259,600	185,884	4.01	8,853,591	197,475	4.46
Total Earning Assets	13,292,617	232,751	3.51%	11,739,936	237,041	4.04%
Net unrealized gain on securities available for sale	49,922			52,732
Allowance for credit losses	(202,693)			(94,009)
Cash and cash equivalents	168,647			231,624
Premises and equipment	109,170			113,670
Other assets	1,085,424			1,070,327
Total Assets	$14,503,087			$13,114,280
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$4,681,439	$7,269	0.31%	$3,770,530	$12,461	0.66%
Money market deposits	2,212,425	1,631	0.15	1,604,474	5,479	0.68
Savings deposits	1,700,601	938	0.11	1,473,183	2,424	0.33
Certificates and other time deposits	835,722	2,185	0.52	1,582,322	14,091	1.78
Total Interest-bearing Deposits	9,430,187	12,023	0.25	8,430,509	34,455	0.82
Borrowings	659,826	6,376	1.93	828,721	7,709	1.86
Total Interest-bearing Liabilities	10,090,013	18,399	0.36	9,259,230	42,164	0.91
Noninterest-bearing deposits	2,417,888			1,907,582
Other liabilities	151,936			141,505
Total Liabilities	12,659,837			11,308,317
Stockholders' Equity	1,843,250			1,805,963
Total Liabilities and Stockholders' Equity	$14,503,087	18,399		$13,114,280	42,164
Net Interest Income (FTE)		$214,352			$194,877
Net Interest Spread (FTE) (4)			3.15%			3.13%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.51%			4.04%
Interest Expense / Average Earning Assets			0.28%			0.72%
Net Interest Margin (FTE) (5)			3.23%			3.32%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2021 and 2020. These totals equal $9,660 and $7,982 for the six months ended June 30, 2021 and 2020, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.